SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                               November 26, 1996
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                              CORNING INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)

                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)

       1-3247                                              16-0393470
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(Commission File Number)                       (IRS Employer Identification No.)

                  One Riverfront Plaza, Corning, New York 14831
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               (Address of Principal Executive Offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (607) 974-9000
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
     Item 5. Other Events.
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          Attached for filing as an exhibit hereto is the item listed in "Item
          7-Financial Statements and Exhibits" below. Such item is being filed in connection with the distributions to Corning shareholders of record on December 31, 1996 of all of the outstanding common stock of Corning Clinical Laboratories Inc. (to be renamed Quest Diagnostics Incorporated) and Covance Inc.

     Item 7. Financial Statements and Exhibits.
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     (c) Exhibits.


    99.1 Selected pages of the Information Statement of Corning Incorporated, dated November 26, 1996 (pages 18-32)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CORNING INCORPORATED

                                        By: /s/ A. John Peck, Jr.
                                           ----------------------------
                                        Name:   A. John Peck, Jr.

                                        Title: Secretary


Dated: December 2, 1996